UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   May 5, 2008

ASCENDIA BRANDS, INC.

(Exact Name of Registrant as Specified in its Charter)

033-25900

(Commission File Number)

Delaware	75-2228820
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619

(Address of Principal Executive Offices)

609-219-0930

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2008, Robert F. Connolly resigned as a director of the Registrant. Mr. Connolly, who was an independent director, served on the Registrant’s Compensation Committee and Nominating & Corporate Governance Committee. To the best of Registrant’s knowledge, there is no disagreement between Mr. Connolly and the Registrant on any matter relating to the Registrant’s operations, policies or practices. Effective May 7, 2008, the Board of Directors of the Registrant appointed Mitchell P. Goldstein to serve as a member of the Compensation Committee and appointed Robert L. Caulk to serve as a member of the Nominating & Corporate Governance Committee through the end of the Registrant’s 2009 Fiscal Year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 9, 2008

ASCENDIA BRANDS, INC.

By:	/s/ Steven R. Scheyer
Steven R. Scheyer
Chief Executive Officer